                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-29858


                        DAVIS NEW YORK VENTURE FUND, INC.
                        SUPPLEMENT DATED OCTOBER 10, 2000
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 1999


The following information supplements and should be read in conjunction with the Statement of Additional Information.

NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS: Notice is hereby given that a special meeting of shareholders of Davis New York Venture Fund, Inc., and Davis Series, Inc., will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 10 a.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2. To re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.;

3. To eliminate, reclassify or amend certain fundamental investment policies and restrictions; and

4.   To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

A proxy statement is available upon request which explains each of the proposals in detail.